Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Consumer Finance Portfolio

May 31, 2019

SAV-QTLY-0719
1.802175.115

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
Banks - 4.3%
Diversified Banks - 1.3%
Merchants Bancorp/IN	11,300	$205,660
Wells Fargo & Co.	36,000	1,597,320
		1,802,980
Regional Banks - 3.0%
Huntington Bancshares, Inc.	123,100	1,557,215
Signature Bank	21,400	2,451,370
		4,008,585

TOTAL BANKS		5,811,565

Consumer Finance - 44.2%
Consumer Finance - 44.2%
Ally Financial, Inc.	309,300	8,929,491
American Express Co.	44,300	5,081,653
Capital One Financial Corp.	94,900	8,149,063
Credit Acceptance Corp. (a)	11,175	5,100,158
Discover Financial Services	59,600	4,443,180
First Cash Financial Services, Inc.	41,211	3,903,506
Green Dot Corp. Class A (a)	5,800	269,178
LendingClub Corp. (a)	89,100	267,300
Navient Corp.	133,800	1,744,752
Network International Holdings PLC (b)	23,900	167,999
OneMain Holdings, Inc.	158,619	4,737,950
Santander Consumer U.S.A. Holdings, Inc.	173,100	3,875,709
SLM Corp.	370,500	3,523,455
Synchrony Financial	297,000	9,988,110
		60,181,504
IT Services - 20.6%
Data Processing & Outsourced Services - 20.6%
Adyen BV (b)	322	259,288
Alliance Data Systems Corp.	5,100	701,250
FleetCor Technologies, Inc. (a)	3,300	852,093
GreenSky, Inc. Class A (c)	32,000	354,560
MasterCard, Inc. Class A	38,900	9,782,961
PayPal Holdings, Inc. (a)	13,000	1,426,750
Total System Services, Inc.	11,500	1,420,595
Visa, Inc. Class A	58,436	9,427,480
WEX, Inc. (a)	6,400	1,209,216
Worldpay, Inc. (a)	21,900	2,663,916
		28,098,109
Mortgage Real Estate Investment Trusts - 16.3%
Mortgage REITs - 16.3%
AGNC Investment Corp.	506,500	8,306,600
Annaly Capital Management, Inc.	314,115	2,767,353
Invesco Mortgage Capital, Inc.	112,157	1,726,096
MFA Financial, Inc.	396,500	2,791,360
New Residential Investment Corp.	324,050	4,941,763
Redwood Trust, Inc.	104,400	1,663,092
		22,196,264
Software - 0.9%
Application Software - 0.9%
Black Knight, Inc. (a)	21,800	1,235,842
Thrifts & Mortgage Finance - 10.7%
Thrifts & Mortgage Finance - 10.7%
Axos Financial, Inc. (a)	49,000	1,338,190
MGIC Investment Corp. (a)	339,728	4,603,314
New York Community Bancorp, Inc.	11,700	116,181
NMI Holdings, Inc. (a)	9,000	245,340
Northwest Bancshares, Inc.	23,600	395,772
Radian Group, Inc.	57,765	1,296,824
TFS Financial Corp.	106,600	1,830,322
Washington Federal, Inc.	71,100	2,244,627
WSFS Financial Corp.	63,700	2,528,253
		14,598,823
TOTAL COMMON STOCKS
(Cost $106,116,897)		132,122,107

Money Market Funds - 3.4%
Fidelity Cash Central Fund 2.41% (d)	4,311,876	4,312,738
Fidelity Securities Lending Cash Central Fund 2.42% (d)(e)	374,788	374,825
TOTAL MONEY MARKET FUNDS
(Cost $4,687,564)		4,687,563
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $110,804,461)		136,809,670
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(589,777)
NET ASSETS - 100%		$136,219,893

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $427,287 or 0.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,501
Fidelity Securities Lending Cash Central Fund	141
Total	$20,642

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.